UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8—K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 7, 2010
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio (Address of Principal Executive Offices)	45334-0629 (Zip Code)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On January 7, 2010, Thor Industries, Inc. (the “Company”) issued a press release announcing that Ronald Fenech had been appointed Senior Group President of the Company, with responsibility for the Company’s recreational vehicle group. Mr. Fenech, age 52, has served as President of Keystone RV Company, a subsidiary of the Company, since November 2001.
          At the time of his appointment, Mr. Fenech did not enter into any agreements or understandings with the Company related to his new position as Senior Group President of the Company, although he and the Company are currently in discussions over his compensation package going forward. He has no family relationships with any of the directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, Mr. Fenech has had no direct or indirect material interest in any transaction (excluding employment) or any proposed transaction involving the Company worth more than $120,000.
          On January 7, 2010, the Company also announced that Richard E. Riegel, III was appointed Senior Group President of the Company, with responsibility for the Company’s bus group, investor relations, and for developing new business segments related to the Company’s existing lines of business. Mr. Riegel, age 43, has been with the Company since May 1998. Since October 2007, Mr. Riegel served as Chief Operating Officer of the Company and from August 2005 to September 2007 he served as Group President. From 1998 through April 2002, Mr. Riegel served as Vice President, Corporate Development of the Company, and from April 2002 through August 2005, he served as President and CEO of Airstream, Inc.
          Mr. Riegel did not enter into any agreements or understandings with the Company related to his new position as Senior Group President of the Company. He has no family relationships with any of the directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, Mr. Riegel has had no direct or indirect material interest in any transaction (excluding employment) or any proposed transaction involving the Company worth more than $120,000.
          A copy of the Company’s press release announcing the above management changes is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated January 7, 2010, issued by the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: January 12, 2010	By:	/s/ Christian G. Farman
		Name:	Christian G. Farman
		Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Copy of press release, dated January 7, 2010, issued by the Company